EQUITY PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

EQUITY PORTFOLIOS

SUPPLEMENT DATED MAY 25, 2010 TO

PROSPECTUS DATED APRIL 1, 2010

Diversified Growth Portfolio

Effective on or about July 31, 2010, the Diversified Growth Portfolio’s investment strategy will be changed from investing, under normal circumstances, at least 65% of its net assets in equity securities, to investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. At that time, the Portfolio also will change its name to the Large Cap Equity Portfolio.

Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, within the range of the market capitalization of the companies in the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”). Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies.

The Diversified Growth Portfolio’s shareholders will be mailed a copy of the Portfolio’s updated Summary Prospectus containing information about the Portfolio’s new investment strategy in or about the third quarter of 2010.

Standard & Poor’s® Ratings Services does not endorse any of the securities in the S&P 500 Index. It is not a sponsor of the Diversified Growth Portfolio and is not affiliated with the Portfolio in any way.

Focused Growth Portfolio

Effective on or about July 31, 2010, the Focused Growth Portfolio’s investment strategy will be changed from investing, under normal circumstances, at least 65% of its net assets in equity securities, to investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. At that time, the Portfolio also will change its name to the Large Cap Growth Portfolio.

Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Portfolio makes an investment, within the range of the market capitalization of the companies in the Russell 1000® Growth Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies.

The Focused Growth Portfolio’s shareholders will be mailed a copy of the Portfolio’s updated Summary Prospectus containing information about the Portfolio’s new investment strategy in or about the third quarter of 2010.

Frank Russell Company does not endorse any of the securities in the Russell 1000 Growth Index. It is not a sponsor of the Focused Growth Portfolio and is not affiliated with the Portfolio in any way.

International Growth Portfolio

Effective July 31, 2010, Northern Trust Investments, N.A. (“NTI”) will assume the responsibilities of Northern Trust Global Investments Limited (“NTGIL”) under their advisory agreement with Northern Institutional Funds, with respect to the International Growth Portfolio. Therefore, effective July 31, 2010, NTGIL will no longer serve as an investment adviser to the International Growth Portfolio. The fees payable by the Portfolio under the agreement, the personnel who manage the Portfolio and the services provided to the Portfolio remain unchanged as a result of the assumption of these responsibilities.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT EQTY (5/10)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS